EXHIBIT 4.1
[FRONT OF STOCK CERTIFICATE]

NUMBER	[HOME FEDERAL HOLDINGS CORPORATION LOGO]	SHARES
HOME FEDERAL HOLDINGS CORPORATION
10,000,000 SHARES COMMON STOCK AUTHORIZED, $0.01 PAR VALUE
INCORPORATED UNDER THE LAWS OF THE STATE OF GEORGIA

THIS CERTIFIES THAT	[SPECIMEN]

IS THE HOLDER OF

SHARES OF COMMON STOCK OF HOME FEDERAL HOLDINGS CORPORATION
which are fully paid and non-assessable and which are transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon the surrender of this certificate properly endorsed.
IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by its duly authorized officers and its corporate seal to be hereunto affixed this ___day of                                          A.D.                    .
[HOME FEDERAL HOLDINGS CORPORATION
CORPORATE SEAL]

PRESIDENT	SECRETARY

[BACK OF CERTIFICATE]
HOME FEDERAL HOLDINGS CORPORATION
     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common	UNIF GIFT MIN ACT-		Custodian
TEN ENT — as tenants by the entireties	(Cust) (Minor)
JT TEN — as joint tenants with the right	under the Uniform Gifts to
of survivorship and not as tenants in common	Minors Act
(State)
     Additional abbreviations may also be used though not in the above list.

For value received,	hereby sell, assign and transfer

unto	[PLEASE INSERT SOCIAL SECURITY OR

OTHER IDENTIFYING NUMBER OF ASSIGNEE]

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within named Corporation with the full power of substitution in the premises.
Dated

NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
IN PRESENCE OF

SIGNATURE(S) GUARANTEED:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

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